EXHIBIT 23


                    Consent of Thompson, Greenspon & Co. P.C.

                       SECURITIES AND EXCHANGE COMMISSION
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

         We have read and agree with the comments in Item 4 of the Form 8-K of Reva, Inc. dated August 15, 2003.

                                          Thompson, Greenspon & Co. P.C.


                                          /s/ Thompson, Greenspon & Co. P.C.
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